SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K
_________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2006

SELLCELL.NET
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51633                                              98-0461698
(Commission File Number)                (IRS Employer Identification No.)

2470 St.Rose Pkwy, Suite 304
(Address of Principal Executive Offices)     (Zip Code)

(506) 872-4033
(Registrant's Telephone Number, Including Area Code)

514-1540 West 2nd Ave, Vancouver, BC, V6J 1H2
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective October 26, 2006, the following Directors resigned from the Board of Directors and/or Principal Officers of the registrant.

Sergio Almendros Pallares

The Director resigning has stated in their resignation letter that his resignation does not in any way imply or infer that there is any dispute or disagreement relating to the Company’s operations, policies or practices.

The following individuals have been appointed by to our Board of Directors, effective October 26, 2006:

Name                            Position
Benny Lee                     President, Chief Financial Officer and Director

BENNY LEE is currently employed as a controller for a major company in the real estate industry.  Mr. Lee comes with over 20 years of real estate experience in the accounting and finance field.  Mr. Lee has gained many years of accounting and management experience holding various positions for companies in the real estate industry.  His education includes British Columbia Institute of Technology specializing in real estate and finance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                       Sellcell.Net
                                                                                       a Nevada corporation

                                                                                       By:___/s/  Benny Lee_________________
                                                                                             Benny Lee, President

DATED:  November 9, 2006